EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Vizario, Inc., a Nevada corporation (the “Company”) for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Kelly Yang, Chief Executive Officer, Interim Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification accompanies the Form 10-QSB to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 (whether made before or after the date of the Form 10-QSB), irrespective of any general incorporation language contained in such filing.

/s/ Kelly Yang
Kelly Yang
Chief Executive Officer, Interim Chief Financial Officer and Principal Accounting Officer
Date: February 15, 2008